Supplemental Information
Fourth Quarter 2025

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov*) or at the Corporation’s website (www.bankofamerica.com*). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

* Website content is not incorporated by reference into this Supplemental Information.

Bank of America Corporation and Subsidiaries
Table of Contents	Page

Consolidated Financial Highlights	2
Consolidated Statement of Income	3
Consolidated Statement of Comprehensive Income	3
Net Interest Income and Noninterest Income	4
Consolidated Balance Sheet	5
Capital Management	6
Capital Composition under Basel 3	7
Quarterly Average Balances and Interest Rates	8
Debt Securities	9
Supplemental Financial Data	10
Quarterly Results by Business Segment and All Other	11
Annual Results by Business Segment and All Other	13
Consumer Banking
Total Segment Results	14
Key Indicators	15
Global Wealth & Investment Management
Total Segment Results	16
Key Indicators	17
Global Banking
Total Segment Results	18
Key Indicators	19
Global Markets
Total Segment Results	20
Key Indicators	21
All Other
Total Results	22
Outstanding Loans and Leases	23
Quarterly Average Loans and Leases by Business Segment and All Other	24
Commercial Credit Exposure by Industry	25
Nonperforming Loans, Leases and Foreclosed Properties	26
Nonperforming Loans, Leases and Foreclosed Properties Activity	27
Quarterly Net Charge-offs and Net Charge-off Ratios	28
Annual Net Charge-offs and Net Charge-off Ratios	29
Allocation of the Allowance for Credit Losses by Product Type	30

Exhibit A: Non-GAAP Reconciliations	31

Changes in Accounting Methods for Certain Tax-related Equity Investments

Effective in the fourth quarter of 2025, the Corporation elected to change its accounting methods for its tax-related affordable housing, eligible wind renewable energy and solar renewable energy equity investments, which were applied on a retrospective basis. The Corporation determined that the new accounting methods are preferable as they better align the financial statement presentation with the economic impact of these equity investments. The primary impact of the accounting changes is a reclassification between income statement line items that nets income tax credits and benefits against the investment expense. For more information, see the Corporation’s Current Report on Form 8-K furnished with the SEC on January 6, 2026. Certain prior-period financial information presented herein for the Consolidated Statement of Income, Consolidated Balance Sheet, consolidated quarterly averages, segment results and performance metrics has been revised to reflect the accounting method changes.

Key Performance Indicators

The Corporation presents certain key financial and nonfinancial performance indicators that management uses when assessing consolidated and/or segment results. The Corporation believes this information is useful because it provides management with information about underlying operational performance and trends. Key performance indicators are presented in Consolidated Financial Highlights on page 2 and on the Key Indicators pages for each segment.

Business Segment Operations

The Corporation reports the results of operations of its four business segments and All Other on a fully taxable-equivalent (FTE) basis. Additionally, the results for the total Corporation as presented on pages 11 - 13 are reported on an FTE basis.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Income statement
Net interest income	$60,096		$56,060		$15,750		$15,233		$14,670		$14,443		$14,359
Noninterest income	53,001		49,796		12,617		13,807		12,773		13,804		12,116
Total revenue, net of interest expense	113,097		105,856		28,367		29,040		27,443		28,247		26,475
Provision for credit losses	5,675		5,821		1,308		1,295		1,592		1,480		1,452
Noninterest expense	69,727		66,812		17,437		17,337		17,183		17,770		16,787
Income before income taxes	37,695		33,223		9,622		10,408		8,668		8,997		8,236
Pretax, pre-provision income (1)	43,370		39,044		10,930		11,703		10,260		10,477		9,688
Income tax expense	7,186		6,250		1,975		2,076		1,498		1,637		1,430
Net income	30,509		26,973		7,647		8,332		7,170		7,360		6,806
Preferred stock dividends	1,454		1,629		328		429		291		406		266
Net income applicable to common shareholders	29,055		25,344		7,319		7,903		6,879		6,954		6,540
Diluted earnings per common share	3.81		3.19		0.98		1.04		0.90		0.89		0.83
Average diluted common shares issued and outstanding	7,680.9		7,935.8		7,546.9		7,627.1		7,651.6		7,770.8		7,843.7
Dividends paid per common share	$1.08		$1.00		$0.28		$0.28		$0.26		$0.26		$0.26

Performance ratios
Return on average assets	0.89%	%	0.82%	%	0.89%	%	0.96%	%	0.84%	%	0.89%	%	0.82%	%
Return on average common shareholders’ equity	10.59		9.53		10.45		11.40		10.12		10.37		9.64
Return on average shareholders’ equity	10.22		9.22		9.98		11.01		9.74		10.15		9.23
Return on average tangible common shareholders’ equity (2)	14.22		12.94		13.97		15.29		13.61		13.97		13.02
Return on average tangible shareholders’ equity (2)	13.36		12.13		12.97		14.35		12.77		13.32		12.12
Efficiency ratio	61.65		63.12		61.47		59.70		62.61		62.91		63.41

At period end
Book value per share of common stock	$38.44		35.58		$38.44		$37.72		$36.92		$36.17		$35.58
Tangible book value per share of common stock (2)	28.73		26.37		28.73		28.16		27.49		26.90		26.37
Market capitalization	396,686		334,497		396,686		378,125		351,904		315,482		334,497
Number of financial centers - U.S.	3,628		3,700		3,628		3,649		3,664		3,681		3,700
Number of branded ATMs - U.S.	14,909		14,893		14,909		14,920		14,904		14,866		14,893
Headcount	213,207		213,193		213,207		213,384		213,388		212,732		213,193

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024
Net interest income
Interest income	$138,566	$146,607	$34,261	$35,366	$34,873	$34,066	$35,977
Interest expense	78,470	90,547	18,511	20,133	20,203	19,623	21,618
Net interest income	60,096	56,060	15,750	15,233	14,670	14,443	14,359

Noninterest income
Fees and commissions	39,402	36,291	10,181	10,337	9,469	9,415	9,543
Market making and similar activities	12,014	12,967	2,074	3,203	3,153	3,584	2,503
Other income	1,585	538	362	267	151	805	70
Total noninterest income	53,001	49,796	12,617	13,807	12,773	13,804	12,116
Total revenue, net of interest expense	113,097	105,856	28,367	29,040	27,443	28,247	26,475

Provision for credit losses	5,675	5,821	1,308	1,295	1,592	1,480	1,452

Noninterest expense
Compensation and benefits	42,346	40,182	10,602	10,523	10,332	10,889	10,245
Information processing and communications	7,453	7,231	1,913	1,827	1,819	1,894	1,884
Occupancy and equipment	7,448	7,289	1,884	1,872	1,836	1,856	1,824
Product delivery and transaction related	3,924	3,494	1,011	1,025	974	914	903
Professional fees	2,580	2,669	682	606	640	652	744
Marketing	2,204	1,956	563	572	563	506	510
Other general operating	3,772	3,991	782	912	1,019	1,059	677
Total noninterest expense	69,727	66,812	17,437	17,337	17,183	17,770	16,787
Income before income taxes	37,695	33,223	9,622	10,408	8,668	8,997	8,236
Income tax expense	7,186	6,250	1,975	2,076	1,498	1,637	1,430
Net income	$30,509	$26,973	$7,647	$8,332	$7,170	$7,360	$6,806
Preferred stock dividends	1,454	1,629	328	429	291	406	266
Net income applicable to common shareholders	$29,055	$25,344	$7,319	$7,903	$6,879	$6,954	$6,540

Per common share information
Earnings	$3.86	$3.23	$0.99	$1.06	$0.91	$0.91	$0.85
Diluted earnings	3.81	3.19	0.98	1.04	0.90	0.89	0.83
Average common shares issued and outstanding	7,521.9	7,855.5	7,364.9	7,466.0	7,581.2	7,677.9	7,738.4
Average diluted common shares issued and outstanding	7,680.9	7,935.8	7,546.9	7,627.1	7,651.6	7,770.8	7,843.7

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024
Net income	$30,509	$26,973	$7,647	$8,332	$7,170	$7,360	$6,806
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	1,156	158	667	438	(315)	366	(286)
Net change in debit valuation adjustments	(329)	(127)	(168)	(305)	(153)	297	8
Net change in derivatives	3,590	2,428	445	636	1,196	1,313	(672)
Employee benefit plan adjustments	319	131	282	(16)	26	27	56
Net change in foreign currency translation adjustments	23	(87)	(7)	6	13	11	(57)
Other comprehensive income (loss)	4,759	2,503	1,219	759	767	2,014	(951)
Comprehensive income	$35,268	$29,476	$8,866	$9,091	$7,937	$9,374	$5,855

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024
Net interest income
Interest income
Loans and leases	$63,080	$61,993	$16,015	$16,191	$15,651	$15,223	$15,690
Debt securities	27,393	26,007	6,755	6,958	6,913	6,767	6,712
Federal funds sold and securities borrowed or purchased under agreements to resell	15,433	19,911	3,763	3,802	4,094	3,774	4,381
Trading account assets	12,239	10,376	2,979	3,195	3,057	3,008	2,679
Other interest income	20,421	28,320	4,749	5,220	5,158	5,294	6,515
Total interest income	138,566	146,607	34,261	35,366	34,873	34,066	35,977

Interest expense
Deposits	34,513	38,442	8,268	8,932	8,681	8,632	9,524
Short-term borrowings	28,042	34,538	6,472	7,172	7,435	6,963	7,993
Trading account liabilities	2,657	2,191	602	672	676	707	567
Long-term debt	13,258	15,376	3,169	3,357	3,411	3,321	3,534
Total interest expense	78,470	90,547	18,511	20,133	20,203	19,623	21,618
Net interest income	$60,096	$56,060	$15,750	$15,233	$14,670	$14,443	$14,359

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$3,876	$4,013	$934	$990	$1,036	$916	$1,029
Other card income	2,483	2,271	632	639	610	602	593
Total card income	6,359	6,284	1,566	1,629	1,646	1,518	1,622
Service charges
Deposit-related fees	5,044	4,708	1,284	1,267	1,265	1,228	1,216
Lending-related fees	1,413	1,347	365	365	350	333	338
Total service charges	6,457	6,055	1,649	1,632	1,615	1,561	1,554
Investment and brokerage services
Asset management fees	15,601	13,875	4,193	3,972	3,698	3,738	3,702
Brokerage fees	4,355	3,891	1,107	1,091	1,082	1,075	1,011
Total investment and brokerage services	19,956	17,766	5,300	5,063	4,780	4,813	4,713
Investment banking fees
Underwriting income	3,320	3,275	752	992	806	770	763
Syndication fees	1,420	1,221	324	438	289	369	335
Financial advisory services	1,890	1,690	590	583	333	384	556
Total investment banking fees	6,630	6,186	1,666	2,013	1,428	1,523	1,654
Total fees and commissions	39,402	36,291	10,181	10,337	9,469	9,415	9,543
Market making and similar activities	12,014	12,967	2,074	3,203	3,153	3,584	2,503
Other income (loss)	1,585	538	362	267	151	805	70
Total noninterest income	$53,001	$49,796	$12,617	$13,807	$12,773	$13,804	$12,116

(1)Gross interchange fees and merchant income were $13.8 billion and $13.6 billion and are presented net of $9.9 billion and $9.5 billion of expenses for rewards and partner payments as well as certain other card costs for the years ended December 31, 2025 and 2024. Gross interchange fees and merchant income were $3.6 billion, $3.4 billion, $3.5 billion, $3.3 billion and $3.5 billion and are presented net of $2.6 billion, $2.5 billion, $2.4 billion, $2.4 billion and $2.4 billion of expenses for rewards and partner payments as well as certain other card costs for the fourth, third, second and first quarters of 2025 and the fourth quarter of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2025	September 30 2025	December 31 2024
Assets
Cash and due from banks	$28,595	$25,352	$26,003
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	203,250	221,155	264,111
Cash and cash equivalents	231,845	246,507	290,114
Time deposits placed and other short-term investments	7,474	8,212	6,372
Federal funds sold and securities borrowed or purchased under agreements to resell	316,578	325,800	274,709
Trading account assets	366,954	335,566	314,460
Derivative assets	40,881	42,115	40,948
Debt securities:
Carried at fair value	402,975	404,636	358,607
Held-to-maturity, at cost	522,660	531,414	558,677
Total debt securities	925,635	936,050	917,284
Loans and leases	1,185,700	1,165,900	1,095,835
Allowance for loan and lease losses	(13,203)	(13,252)	(13,240)
Loans and leases, net of allowance	1,172,497	1,152,648	1,082,595
Premises and equipment, net	12,516	12,348	12,168
Goodwill	69,021	69,021	69,021
Loans held-for-sale	5,165	6,831	9,545
Customer and other receivables	98,186	99,863	82,247
Other assets	163,642	168,188	161,836
Total assets	$3,410,394	$3,403,149	$3,261,299

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$517,834	$510,208	$507,561
Interest-bearing	1,361,177	1,354,445	1,329,014
Deposits in non-U.S. offices:
Noninterest-bearing	14,216	14,690	16,297
Interest-bearing	125,502	122,865	112,595
Total deposits	2,018,729	2,002,208	1,965,467
Federal funds purchased and securities loaned or sold under agreements to repurchase	344,716	342,588	331,758
Trading account liabilities	105,996	117,322	92,543
Derivative liabilities	42,076	40,157	39,353
Short-term borrowings	48,088	54,200	43,391
Accrued expenses and other liabilities	229,730	232,753	211,545
Long-term debt	317,816	311,484	283,279
Total liabilities	3,107,151	3,100,712	2,967,336
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,991,164, 3,991,164 and 3,877,917 shares	25,992	25,992	23,159
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 7,212,464,345, 7,329,421,929 and 7,610,862,311 shares	26,084	31,764	45,336
Retained earnings	261,693	256,426	240,753
Accumulated other comprehensive income (loss)	(10,526)	(11,745)	(15,285)
Total shareholders’ equity	303,243	302,437	293,963
Total liabilities and shareholders’ equity	$3,410,394	$3,403,149	$3,261,299

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,145	$6,063	$5,575
Loans and leases	17,875	18,007	19,144
Allowance for loan and lease losses	(871)	(889)	(919)
Loans and leases, net of allowance	17,004	17,118	18,225
All other assets	709	614	319
Total assets of consolidated variable interest entities	$21,858	$23,795	$24,119

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$2,811	$4,980	$3,329
Long-term debt	6,847	8,420	8,457
All other liabilities	18	22	21
Total liabilities of consolidated variable interest entities	$9,676	$13,422	$11,807

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	December 31 2025		September 30 2025		December 31 2024
Risk-based capital metrics (1, 2):
Standardized Approach
Common equity tier 1 capital	$201,410		$202,875		$201,083
Tier 1 capital	227,382		228,829		223,458
Total capital	261,188		263,433		255,363
Risk-weighted assets	1,773,059		1,750,950		1,695,743
Common equity tier 1 capital ratio	11.4%	%	11.6%	%	11.9%	%
Tier 1 capital ratio	12.8		13.1		13.2
Total capital ratio	14.7		15.0		15.1

Advanced Approaches
Common equity tier 1 capital	$201,410		$202,875		$201,083
Tier 1 capital	227,382		228,829		223,458
Total capital	250,121		252,730		244,809
Risk-weighted assets	1,568,062		1,546,142		1,489,896
Common equity tier 1 capital ratio	12.8%	%	13.1%	%	13.5%	%
Tier 1 capital ratio	14.5		14.8		15.0
Total capital ratio	16.0		16.3		16.4

Leverage-based metrics (1, 2):
Adjusted average assets	$3,348,087		$3,356,512		$3,239,641
Tier 1 leverage ratio	6.8%	%	6.8%	%	6.9%	%

Supplementary leverage exposure	$3,985,596		$3,976,630		$3,818,346
Supplementary leverage ratio	5.7%	%	5.8%	%	5.9%	%

Total ending equity to total ending assets ratio	8.9		8.9		9.0
Common equity ratio	8.1		8.1		8.3
Tangible equity ratio (3)	7.0		7.0		7.0
Tangible common equity ratio (3)	6.2		6.2		6.3

(1)Effective in the fourth quarter of 2025, the Corporation elected to change its accounting methods for certain tax-related equity investments and applied those changes retrospectively through cumulative adjustment to retained earnings. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of September 30, 2025 or December 31, 2024.
(2)Regulatory capital ratios at December 31, 2025 are preliminary. The Corporation reports regulatory capital ratios under both the Standardized and Advanced approaches. Capital adequacy is evaluated against the lower of the Standardized or Advanced approaches compared to their respective regulatory capital ratio requirements. The Corporation’s binding ratio was the Total capital ratio under the Standardized approach for all periods presented.
(3)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 31.)

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	December 31 2025	September 30 2025	December 31 2024
Total common shareholders' equity	$277,251	$276,445	$270,804
Impact of change in accounting method (1)	—	1,715	1,596
CECL transitional amount (2)	—	—	627
Goodwill, net of related deferred tax liabilities	(68,651)	(68,653)	(68,649)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(8,761)	(8,483)	(8,097)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,386)	(1,401)	(1,440)
Defined benefit pension plan net assets, net-of-tax	(868)	(838)	(786)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,825	1,645	1,491
Accumulated net (gain) loss on certain cash flow hedges (3)	2,020	2,464	5,629
Other	(20)	(19)	(92)
Common equity tier 1 capital	201,410	202,875	201,083
Qualifying preferred stock, net of issuance cost	25,991	25,991	22,391
Other	(19)	(37)	(16)
Tier 1 capital	227,382	228,829	223,458
Tier 2 capital instruments	19,576	20,502	18,592
Qualifying allowance for credit losses (4)	14,431	14,420	13,558
Other	(201)	(318)	(245)
Total capital under the Standardized approach	261,188	263,433	255,363
Adjustment in qualifying allowance for credit losses under the Advanced approaches (4)	(11,067)	(10,703)	(10,554)
Total capital under the Advanced approaches	$250,121	$252,730	$244,809

(1)Represents the decrease in retained earnings due to the Corporation's election to change accounting methods for certain tax-related equity investments in the fourth quarter of 2025. Under applicable bank regulatory rules, the Corporation is not required to revise previously-filed regulatory capital ratios and, accordingly, did not revise regulatory capital information as of September 30, 2025 or December 31, 2024.
(2)December 31, 2024 includes 25 percent of the current expected credit losses (CECL) transition provision’s impact as of December 31, 2021. As of January 1, 2025, CECL transition provision’s impact was fully phased-in.
(3)Includes amounts in accumulated other comprehensive income related to the hedging of items that are not recognized at fair value on the Consolidated Balance Sheet.
(4)December 31, 2024 includes the impact of transition provisions related to the CECL accounting standard.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2025				Third Quarter 2025				Fourth Quarter 2024
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate		Average Balance	Interest Income/ Expense (1)	Yield/ Rate		Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$231,494	$2,142	3.67%	%	$264,233	$2,698	4.05%	%	$319,203	$3,648	4.55%	%
Time deposits placed and other short-term investments	10,277	85	3.31		9,716	88	3.59		9,824	112	4.54
Federal funds sold and securities borrowed or purchased under agreements to resell	321,873	3,763	4.64		316,603	3,802	4.76		296,204	4,381	5.88
Trading account assets	238,209	3,009	5.01		239,048	3,222	5.35		210,380	2,703	5.11
Debt securities	933,012	6,773	2.88		932,588	6,975	2.97		895,903	6,734	2.99
Loans and leases (2)
Residential mortgage	235,813	2,076	3.52		235,301	2,070	3.52		227,990	1,892	3.32
Home equity	26,798	377	5.59		26,413	390	5.86		25,767	394	6.09
Credit card	102,992	2,902	11.18		100,966	2,932	11.52		100,938	2,903	11.44
Direct/Indirect and other consumer	112,803	1,519	5.34		110,127	1,525	5.49		106,379	1,490	5.57
Total consumer	478,406	6,874	5.71		472,807	6,917	5.82		461,074	6,679	5.77
U.S. commercial	455,781	5,934	5.17		443,274	5,953	5.33		404,606	5,541	5.45
Non-U.S. commercial	152,913	2,038	5.29		154,458	2,121	5.45		132,833	2,187	6.55
Commercial real estate	67,312	1,005	5.93		66,494	1,044	6.23		67,064	1,129	6.69
Commercial lease financing	16,483	225	5.46		16,002	216	5.37		15,432	209	5.39
Total commercial	692,489	9,202	5.27		680,228	9,334	5.45		619,935	9,066	5.82
Total loans and leases	1,170,895	16,076	5.45		1,153,035	16,251	5.60		1,081,009	15,745	5.80
Other earning assets	133,120	2,578	7.68		124,965	2,484	7.89		116,207	2,808	9.61
Total earning assets	3,038,880	34,426	4.50		3,040,188	35,520	4.64		2,928,730	36,131	4.91
Cash and due from banks	25,668				24,963				24,354
Other assets, less allowance for loan and lease losses	363,243				368,296				362,494
Total assets	$3,427,791				$3,433,447				$3,315,578
Interest-bearing liabilities
U.S. interest-bearing deposits
Demand and money market deposits	$1,107,741	$5,508	1.97%	%	$1,095,931	$6,063	2.19%	%	$1,069,361	$6,153	2.29%	%
Time and savings deposits	254,150	1,846	2.88		257,475	1,941	2.99		260,825	2,266	3.46
Total U.S. interest-bearing deposits	1,361,891	7,354	2.14		1,353,406	8,004	2.35		1,330,186	8,419	2.52
Non-U.S. interest-bearing deposits	129,717	914	2.80		125,309	928	2.94		115,503	1,105	3.81
Total interest-bearing deposits	1,491,608	8,268	2.20		1,478,715	8,932	2.40		1,445,689	9,524	2.62
Federal funds purchased and securities loaned or sold under agreements to repurchase	351,973	4,197	4.73		392,431	4,800	4.85		363,419	5,387	5.90
Short-term borrowings and other interest-bearing liabilities	181,742	2,275	4.97		178,368	2,372	5.28		155,956	2,606	6.65
Trading account liabilities	47,160	602	5.06		52,452	672	5.08		50,873	567	4.44
Long-term debt	245,470	3,169	5.14		247,425	3,357	5.40		238,988	3,534	5.90
Total interest-bearing liabilities	2,317,953	18,511	3.17		2,349,391	20,133	3.40		2,254,925	21,618	3.82
Noninterest-bearing sources
Noninterest-bearing deposits	520,915				512,719				512,261
Other liabilities (3)	285,050				270,956				254,994
Shareholders’ equity	303,873				300,381				293,398
Total liabilities and shareholders’ equity	$3,427,791				$3,433,447				$3,315,578
Net interest spread			1.33%	%			1.24%	%			1.09%	%
Impact of noninterest-bearing sources			0.75				0.77				0.88
Net interest income/yield on earning assets (4)		$15,915	2.08%	%		$15,387	2.01%	%		$14,513	1.97%	%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $72.8 billion, $66.2 billion and $53.0 billion of structured notes and liabilities for the fourth and third quarters of 2025 and the fourth quarter of 2024, respectively.
(4)Net interest income includes FTE adjustments of $165 million, $154 million and $154 million for the fourth and third quarters of 2025 and the fourth quarter of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2025
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$34,240	$80	$(1,179)	$33,141
Agency-collateralized mortgage obligations	19,304	27	(132)	19,199
Commercial	38,688	191	(385)	38,494
Non-agency residential	273	55	(56)	272
Total mortgage-backed securities	92,505	353	(1,752)	91,106
U.S. Treasury and government agencies	250,065	390	(621)	249,834
Non-U.S. securities	31,765	20	(18)	31,767
Other taxable securities	6,328	12	(36)	6,304
Tax-exempt securities	7,948	15	(176)	7,787
Total available-for-sale debt securities	388,611	790	(2,603)	386,798
Other debt securities carried at fair value (1)	16,066	200	(89)	16,177
Total debt securities carried at fair value	404,677	990	(2,692)	402,975
Held-to-maturity debt securities
Agency mortgage-backed securities	395,415	—	(67,309)	328,106
U.S. Treasury and government agencies	121,242	—	(12,225)	109,017
Other taxable securities	6,028	2	(723)	5,307
Total held-to-maturity debt securities	522,685	2	(80,257)	442,430
Total debt securities	$927,362	$992	$(82,949)	$845,405

	September 30, 2025
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$33,308	$15	$(1,383)	$31,940
Agency-collateralized mortgage obligations	20,418	14	(150)	20,282
Commercial	32,335	112	(424)	32,023
Non-agency residential	275	54	(54)	275
Total mortgage-backed securities	86,336	195	(2,011)	84,520
U.S. Treasury and government agencies	267,405	198	(970)	266,633
Non-U.S. securities	28,045	45	(13)	28,077
Other taxable securities	3,093	10	(29)	3,074
Tax-exempt securities	8,145	19	(175)	7,989
Total available-for-sale debt securities	393,024	467	(3,198)	390,293
Other debt securities carried at fair value (1)	14,272	162	(91)	14,343
Total debt securities carried at fair value	407,296	629	(3,289)	404,636
Held-to-maturity debt securities
Agency mortgage-backed securities	403,854	—	(71,037)	332,817
U.S. Treasury and government agencies	121,232	—	(13,093)	108,139
Other taxable securities	6,363	2	(777)	5,588
Total held-to-maturity debt securities	531,449	2	(84,907)	446,544
Total debt securities	$938,745	$631	$(88,196)	$851,180

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
FTE basis data (1)
Net interest income	$60,705		$56,679		$15,915		$15,387		$14,815		$14,588		$14,513
Total revenue, net of interest expense	113,706		106,475		28,532		29,194		27,588		28,392		26,629
Net interest yield	2.01%	%	1.95%	%	2.08%	%	2.01%	%	1.94%	%	1.99%	%	1.97%	%
Efficiency ratio	61.32		62.75		61.11		59.39		62.28		62.59		63.04

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with meaningful information on the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $609 million and $619 million for the years ended December 31, 2025 and 2024, and $165 million, $154 million, $145 million, $145 million and $154 million for the fourth, third, second and first quarters of 2025, and the fourth quarter of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,915	$9,090	$1,870	$3,238	$1,750	$(33)
Noninterest income
Fees and commissions:
Card income	1,566	1,341	7	203	15	—
Service charges	1,649	638	29	885	97	—
Investment and brokerage services	5,300	98	4,563	14	628	(3)
Investment banking fees	1,666	—	69	973	656	(32)
Total fees and commissions	10,181	2,077	4,668	2,075	1,396	(35)
Market making and similar activities	2,074	7	34	67	2,001	(35)
Other income (loss)	362	27	46	858	157	(726)
Total noninterest income (loss)	12,617	2,111	4,748	3,000	3,554	(796)
Total revenue, net of interest expense	28,532	11,201	6,618	6,238	5,304	(829)
Provision for credit losses	1,308	1,066	(3)	243	12	(10)
Noninterest expense	17,437	5,729	4,747	3,118	3,906	(63)
Income (loss) before income taxes	9,787	4,406	1,874	2,877	1,386	(756)
Income tax expense (benefit)	2,140	1,102	469	791	402	(624)
Net income (loss)	$7,647	$3,304	$1,405	$2,086	$984	$(132)

Average
Total loans and leases	$1,170,895	$322,678	$256,968	$386,319	$197,822	$7,108
Total assets (1)	3,427,791	1,027,783	324,446	754,999	1,026,282	294,281
Total deposits	2,012,523	945,394	279,456	656,120	37,875	93,678
Period end
Total loans and leases	$1,185,700	$325,871	$261,303	$388,998	$202,733	$6,795
Total assets (1)	3,410,394	1,039,346	335,495	734,710	1,032,858	267,985
Total deposits	2,018,729	956,265	289,854	641,211	40,614	90,785

	Third Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$15,387	$8,988	$1,800	$3,141	$1,484	$(26)
Noninterest income
Fees and commissions:
Card income	1,629	1,403	6	204	17	(1)
Service charges	1,632	645	30	863	93	1
Investment and brokerage services	5,063	94	4,334	24	614	(3)
Investment banking fees	2,013	—	65	1,155	834	(41)
Total fees and commissions	10,337	2,142	4,435	2,246	1,558	(44)
Market making and similar activities	3,203	5	31	73	3,141	(47)
Other income (loss)	267	31	46	729	42	(581)
Total noninterest income (loss)	13,807	2,178	4,512	3,048	4,741	(672)
Total revenue, net of interest expense	29,194	11,166	6,312	6,189	6,225	(698)
Provision for credit losses	1,295	1,009	4	269	9	4
Noninterest expense	17,337	5,575	4,622	3,044	3,895	201
Income (loss) before income taxes	10,562	4,582	1,686	2,876	2,321	(903)
Income tax expense (benefit)	2,230	1,145	421	791	673	(800)
Net income (loss)	$8,332	$3,437	$1,265	$2,085	$1,648	$(103)

Average
Total loans and leases	$1,153,035	$320,297	$245,523	$388,482	$190,994	$7,739
Total assets (1)	3,433,447	1,029,529	320,484	730,206	1,024,300	328,928
Total deposits	1,991,434	947,414	276,534	631,560	37,588	98,338
Period end
Total loans and leases	$1,165,900	$321,905	$252,986	$386,828	$196,759	$7,422
Total assets (1)	3,403,149	1,032,826	325,605	737,640	997,908	309,170
Total deposits	2,002,208	949,100	278,931	640,801	36,883	96,493

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$14,513	$8,485	$1,753	$3,270	$1,026	$(21)
Noninterest income
Fees and commissions:
Card income	1,622	1,397	13	200	15	(3)
Service charges	1,554	622	26	808	97	1
Investment and brokerage services	4,713	84	4,057	21	555	(4)
Investment banking fees	1,654	—	62	985	639	(32)
Total fees and commissions	9,543	2,103	4,158	2,014	1,306	(38)
Market making and similar activities	2,503	5	36	63	2,381	18
Other income (loss)	70	53	55	749	125	(912)
Total noninterest income (loss)	12,116	2,161	4,249	2,826	3,812	(932)
Total revenue, net of interest expense	26,629	10,646	6,002	6,096	4,838	(953)
Provision for credit losses	1,452	1,254	3	190	10	(5)
Noninterest expense	16,787	5,631	4,438	2,951	3,505	262
Income (loss) before income taxes	8,390	3,761	1,561	2,955	1,323	(1,210)
Income tax expense (benefit)	1,584	940	390	812	384	(942)
Net income (loss)	$6,806	$2,821	$1,171	$2,143	$939	$(268)

Average
Total loans and leases	$1,081,009	$316,069	$228,779	$375,345	$152,426	$8,390
Total assets (1)	3,315,578	1,023,388	329,164	678,826	918,582	365,618
Total deposits	1,957,950	942,302	285,023	581,950	36,958	111,717
Period end
Total loans and leases	$1,095,835	$318,754	$231,981	$379,473	$157,450	$8,177
Total assets (1)	3,261,299	1,034,370	338,367	670,505	876,548	341,509
Total deposits	1,965,467	952,311	292,278	578,159	38,848	103,871

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$60,705	$35,309	$7,197	$12,611	$5,690	$(102)
Noninterest income
Fees and commissions:
Card income	6,359	5,456	33	816	65	(11)
Service charges	6,457	2,528	114	3,438	373	4
Investment and brokerage services	19,956	360	17,019	79	2,511	(13)
Investment banking fees	6,630	—	268	3,742	2,837	(217)
Total fees and commissions	39,402	8,344	17,434	8,075	5,786	(237)
Market making and similar activities	12,014	26	127	274	12,064	(477)
Other income (loss)	1,585	(6)	125	3,148	556	(2,238)
Total noninterest income (loss)	53,001	8,364	17,686	11,497	18,406	(2,952)
Total revenue, net of interest expense	113,706	43,673	24,883	24,108	24,096	(3,054)
Provision for credit losses	5,675	4,649	35	943	71	(23)
Noninterest expense	69,727	22,697	18,621	12,416	15,418	575
Income (loss) before income taxes	38,304	16,327	6,227	10,749	8,607	(3,606)
Income tax expense (benefit)	7,795	4,082	1,557	2,956	2,496	(3,296)
Net income (loss)	$30,509	$12,245	$4,670	$7,793	$6,111	$(310)

Average
Total loans and leases	$1,136,787	$319,312	$243,123	$385,379	$181,334	$7,639
Total assets (1)	3,410,412	1,030,094	323,914	715,866	1,010,898	329,640
Total deposits	1,984,182	948,078	279,776	616,831	38,074	101,423
Year end
Total loans and leases	$1,185,700	$325,871	$261,303	$388,998	$202,733	$6,795
Total assets (1)	3,410,394	1,039,346	335,495	734,710	1,032,858	267,985
Total deposits	2,018,729	956,265	289,854	641,211	40,614	90,785

	Year Ended December 31, 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$56,679	$33,078	$6,969	$13,235	$3,375	$22
Noninterest income
Fees and commissions:
Card income	6,284	5,432	41	786	66	(41)
Service charges	6,055	2,445	97	3,135	375	3
Investment and brokerage services	17,766	320	15,238	91	2,128	(11)
Investment banking fees	6,186	—	246	3,453	2,655	(168)
Total fees and commissions	36,291	8,197	15,622	7,465	5,224	(217)
Market making and similar activities	12,967	21	143	275	12,778	(250)
Other income (loss)	538	140	195	2,773	435	(3,005)
Total noninterest income (loss)	49,796	8,358	15,960	10,513	18,437	(3,472)
Total revenue, net of interest expense	106,475	41,436	22,929	23,748	21,812	(3,450)
Provision for credit losses	5,821	4,987	4	883	(32)	(21)
Noninterest expense	66,812	22,104	17,241	11,853	13,926	1,688
Income (loss) before income taxes	33,842	14,345	5,684	11,012	7,918	(5,117)
Income tax expense (benefit)	6,869	3,586	1,421	3,028	2,296	(3,462)
Net income (loss)	$26,973	$10,759	$4,263	$7,984	$5,622	$(1,655)

Average
Total loans and leases	$1,060,081	$313,792	$223,899	$373,227	$140,557	$8,606
Total assets (1)	3,282,045	1,026,310	331,014	643,337	911,657	369,727
Total deposits	1,924,106	945,549	287,491	545,769	34,120	111,177
Year end
Total loans and leases	$1,095,835	$318,754	$231,981	$379,473	$157,450	$8,177
Total assets (1)	3,261,299	1,034,370	338,367	670,505	876,548	341,509
Total deposits	1,965,467	952,311	292,278	578,159	38,848	103,871

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Net interest income	$35,309		$33,078		$9,090		$8,988		$8,726		$8,505		$8,485
Noninterest income:
Card income	5,456		5,432		1,341		1,403		1,415		1,297		1,397
Service charges	2,528		2,445		638		645		627		618		622
All other income	380		481		132		130		45		73		142
Total noninterest income	8,364		8,358		2,111		2,178		2,087		1,988		2,161
Total revenue, net of interest expense	43,673		41,436		11,201		11,166		10,813		10,493		10,646

Provision for credit losses	4,649		4,987		1,066		1,009		1,282		1,292		1,254

Noninterest expense	22,697		22,104		5,729		5,575		5,567		5,826		5,631
Income before income taxes	16,327		14,345		4,406		4,582		3,964		3,375		3,761
Income tax expense	4,082		3,586		1,102		1,145		991		844		940
Net income	$12,245		$10,759		$3,304		$3,437		$2,973		$2,531		$2,821

Net interest yield	3.56%	%	3.34%	%	3.64%	%	3.59%	%	3.51%	%	3.48%	%	3.42%	%
Efficiency ratio	51.97		53.35		51.15		49.92		51.48		55.53		52.89
Return on average allocated capital (1)	28		25		30		31		27		23		26

Balance Sheet
Average
Total loans and leases	$319,312		$313,792		$322,678		$320,297		$319,142		$315,038		$316,069
Total earning assets (2)	992,579		988,950		989,897		992,007		996,193		992,252		985,990
Total assets (2)	1,030,094		1,026,310		1,027,783		1,029,529		1,033,776		1,029,320		1,023,388
Total deposits	948,078		945,549		945,394		947,414		951,986		947,550		942,302
Allocated capital (1)	44,000		43,250		44,000		44,000		44,000		44,000		43,250

Period end
Total loans and leases	$325,871		$318,754		$325,871		$321,905		$320,908		$318,337		$318,754
Total earning assets (2)	998,969		995,369		998,969		994,931		999,094		1,016,785		995,369
Total assets (2)	1,039,346		1,034,370		1,039,346		1,032,826		1,037,407		1,054,637		1,034,370
Total deposits	956,265		952,311		956,265		949,100		954,373		972,064		952,311

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Average deposit balances
Checking	$554,064		$546,849		$555,202		$553,438		$556,030		$551,555		$547,060
Savings	52,179		55,147		50,843		51,840		53,077		52,985		52,812
MMS	235,217		253,340		228,437		232,892		238,285		241,423		242,257
CDs and IRAs	103,027		86,535		107,364		105,633		100,957		98,023		96,630
Other	3,591		3,678		3,548		3,611		3,637		3,564		3,543
Total average deposit balances	$948,078		$945,549		$945,394		$947,414		$951,986		$947,550		$942,302

Deposit spreads (excludes noninterest costs)
Checking	2.92%	%	2.65%	%	3.02%	%	2.96%	%	2.90%	%	2.81%	%	2.75%	%
Savings	3.24		2.93		3.33		3.28		3.21		3.13		3.05
MMS	3.48		3.28		3.56		3.52		3.45		3.38		3.32
CDs and IRAs	1.41		1.87		1.25		1.37		1.49		1.57		1.63
Other	4.21		4.97		4.27		4.13		4.18		4.26		4.43
Total deposit spreads	2.92		2.77		2.97		2.94		2.91		2.85		2.81

Consumer investment assets (1)	$599,110		$517,835		$599,110		$580,391		$539,727		$497,680		$517,835

Active digital banking users (in thousands) (2)	49,323		48,150		49,323		49,198		48,998		49,028		48,150
Active mobile banking users (in thousands) (3)	41,427		39,958		41,427		41,258		40,840		40,492		39,958
Financial centers	3,628		3,700		3,628		3,649		3,664		3,681		3,700
ATMs	14,909		14,893		14,909		14,920		14,904		14,866		14,893

Total credit card (4)
Loans
Average credit card outstandings	$101,043		$99,914		$102,992		$100,966		$100,013		$100,173		$100,938
Ending credit card outstandings	106,027		103,566		106,027		102,109		101,209		99,731		103,566
Credit quality
Net charge-offs	$3,717		$3,745		$882		$880		$954		$1,001		$963
	3.68%	%	3.75%	%	3.40%	%	3.46%	%	3.82%	%	4.05%	%	3.79%	%
30+ delinquency	$2,604		$2,638		$2,604		$2,464		$2,388		$2,497		$2,638
	2.46%	%	2.55%	%	2.46%	%	2.41%	%	2.36%	%	2.50%	%	2.55%	%
90+ delinquency	$1,352		$1,401		$1,352		$1,259		$1,257		$1,334		$1,401
	1.27%	%	1.35%	%	1.27%	%	1.23%	%	1.24%	%	1.34%	%	1.35%	%
Other total credit card indicators (4)
Gross interest yield	12.02%	%	12.30%	%	11.76%	%	12.17%	%	12.06%	%	12.12%	%	12.15%	%
Risk-adjusted margin	7.06		6.98		7.02		7.48		7.07		6.68		7.12
New accounts (in thousands)	3,531		3,820		855		929		834		913		901
Purchase volumes	$377,760		$368,861		$99,622		$95,116		$94,814		$88,208		$95,962

Debit card data
Purchase volumes	$594,603		$557,000		$155,070		$150,048		$149,288		$140,197		$144,895

Loan production (5)
Consumer Banking:
First mortgage	$12,137		$10,252		$4,176		$3,052		$3,052		$1,857		$3,184
Home equity	8,560		7,450		2,159		2,326		2,241		1,834		1,926
Total (6):
First mortgage	$26,326		$21,104		$8,463		$6,751		$6,604		$4,508		$6,585
Home equity	10,400		8,884		2,620		2,800		2,766		2,214		2,311

(1)    Includes client brokerage assets, deposit sweep balances, brokered certificates of deposit (CDs), and assets under management (AUM) in Consumer Banking.
(2)    Represents mobile and/or online active users over the past 90 days.
(3)    Represents mobile active users over the past 90 days.
(4)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(5)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(6)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Net interest income	$7,197		$6,969		$1,870		$1,800		$1,762		$1,765		$1,753
Noninterest income:
Investment and brokerage services	17,019		15,238		4,563		4,334		4,033		4,089		4,057
All other income	667		722		185		178		142		162		192
Total noninterest income	17,686		15,960		4,748		4,512		4,175		4,251		4,249
Total revenue, net of interest expense	24,883		22,929		6,618		6,312		5,937		6,016		6,002

Provision for credit losses	35		4		(3)		4		20		14		3

Noninterest expense	18,621		17,241		4,747		4,622		4,593		4,659		4,438
Income before income taxes	6,227		5,684		1,874		1,686		1,324		1,343		1,561
Income tax expense	1,557		1,421		469		421		331		336		390
Net income	$4,670		$4,263		$1,405		$1,265		$993		$1,007		$1,171

Net interest yield	2.32%	%	2.20%	%	2.39%	%	2.33%	%	2.31%	%	2.26%	%	2.21%	%
Efficiency ratio	74.84		75.19		71.75		73.22		77.36		77.44		73.93
Return on average allocated capital (1)	24		23		28		26		20		21		25

Balance Sheet
Average
Total loans and leases	$243,123		$223,899		$256,968		$245,523		$237,377		$232,326		$228,779
Total earning assets (2)	309,890		317,283		309,916		306,384		306,490		316,887		315,071
Total assets (2)	323,914		331,014		324,446		320,484		320,224		330,607		329,164
Total deposits	279,776		287,491		279,456		276,534		276,825		286,399		285,023
Allocated capital (1)	19,750		18,500		19,750		19,750		19,750		19,750		18,500

Period end
Total loans and leases	$261,303		$231,981		$261,303		$252,986		$241,142		$234,304		$231,981
Total earning assets (2)	320,899		323,496		320,899		310,732		305,793		315,663		323,496
Total assets (2)	335,495		338,367		335,495		325,605		320,820		329,816		338,367
Total deposits	289,854		292,278		289,854		278,931		275,778		285,063		292,278

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024
Revenue by Business
Merrill Wealth Management	$20,716	$19,066	$5,494	$5,261	$4,942	$5,019	$5,007
Bank of America Private Bank	4,167	3,863	1,124	1,051	995	997	995
Total revenue, net of interest expense	$24,883	$22,929	$6,618	$6,312	$5,937	$6,016	$6,002

Client Balances by Business, at period end
Merrill Wealth Management	$3,992,312	$3,578,513	$3,992,312	$3,896,124	$3,695,213	$3,486,594	$3,578,513
Bank of America Private Bank	759,082	673,593	759,082	744,675	700,018	670,600	673,593
Total client balances	$4,751,394	$4,252,106	$4,751,394	$4,640,799	$4,395,231	$4,157,194	$4,252,106

Client Balances by Type, at period end
Assets under management (1)	$2,177,708	$1,882,211	$2,177,708	$2,109,946	$1,986,523	$1,855,657	$1,882,211
Brokerage and other assets	2,067,937	1,888,334	2,067,937	2,040,748	1,932,182	1,821,203	1,888,334
Deposits	289,854	292,278	289,854	278,931	275,778	285,063	292,278
Loans and leases (2)	263,819	234,208	263,819	255,381	243,409	236,641	234,208
Less: Managed deposits in assets under management	(47,924)	(44,925)	(47,924)	(44,207)	(42,661)	(41,370)	(44,925)
Total client balances	$4,751,394	$4,252,106	$4,751,394	$4,640,799	$4,395,231	$4,157,194	$4,252,106

Assets Under Management Rollforward
Assets under management, beginning balance	$1,882,211	$1,617,740	$2,109,946	$1,986,523	$1,855,657	$1,882,211	$1,861,124
Net client flows	81,997	79,227	20,209	23,517	14,314	23,957	22,493
Market valuation/other	213,500	185,244	47,553	99,906	116,552	(50,511)	(1,406)
Total assets under management, ending balance	$2,177,708	$1,882,211	$2,177,708	$2,109,946	$1,986,523	$1,855,657	$1,882,211

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables, which are classified in customer and other receivables on the Consolidated Balance Sheet.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Net interest income	$12,611		$13,235		$3,238		$3,141		$3,081		$3,151		$3,270
Noninterest income:
Service charges	3,438		3,135		885		863		864		826		808
Investment banking fees	3,742		3,453		973		1,155		767		847		985
All other income	4,317		3,925		1,142		1,030		977		1,168		1,033
Total noninterest income	11,497		10,513		3,000		3,048		2,608		2,841		2,826
Total revenue, net of interest expense	24,108		23,748		6,238		6,189		5,689		5,992		6,096

Provision for credit losses	943		883		243		269		277		154		190

Noninterest expense	12,416		11,853		3,118		3,044		3,070		3,184		2,951
Income before income taxes	10,749		11,012		2,877		2,876		2,342		2,654		2,955
Income tax expense	2,956		3,028		791		791		644		730		812
Net income	$7,793		$7,984		$2,086		$2,085		$1,698		$1,924		$2,143

Net interest yield	1.94%	%	2.29%	%	1.86%	%	1.87%	%	1.94%	%	2.10%	%	2.12%	%
Efficiency ratio	51.51		49.91		50.01		49.16		53.98		53.14		48.39
Return on average allocated capital (1)	15		16		16		16		13		15		17

Balance Sheet
Average
Total loans and leases	$385,379		$373,227		$386,319		$388,482		$387,864		$378,733		$375,345
Total earning assets (2)	650,829		577,481		690,069		665,143		638,259		608,793		613,204
Total assets (2)	715,866		643,337		754,999		730,206		703,326		673,883		678,826
Total deposits	616,831		545,769		656,120		631,560		603,410		575,185		581,950
Allocated capital (1)	50,750		49,250		50,750		50,750		50,750		50,750		49,250

Period end
Total loans and leases	$388,998		$379,473		$388,998		$386,828		$390,691		$384,208		$379,473
Total earning assets (2)	671,354		605,499		671,354		671,971		673,069		622,078		605,499
Total assets (2)	734,710		670,505		734,710		737,640		739,214		687,169		670,505
Total deposits	641,211		578,159		641,211		640,801		643,529		591,619		578,159

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Investment Banking fees (1)
Advisory (2)	$1,707		$1,504		$541		$536		$291		$339		$514
Debt issuance	1,548		1,398		321		472		346		409		320
Equity issuance	487		551		111		147		130		99		151
Total Investment Banking fees (3)	$3,742		$3,453		$973		$1,155		$767		$847		$985

Business Lending
Corporate	$4,031		$4,339		$1,031		$1,045		$1,006		$949		$1,015
Commercial	4,566		4,941		1,181		1,135		1,141		1,109		1,280
Business Banking	216		231		51		56		55		54		57
Total Business Lending revenue	$8,813		$9,511		$2,263		$2,236		$2,202		$2,112		$2,352

Global Transaction Services
Corporate	$5,299		$5,125		$1,415		$1,326		$1,270		$1,288		$1,286
Commercial	4,224		3,906		1,131		1,043		1,018		1,032		1,030
Business Banking	1,488		1,474		397		370		361		360		382
Total Global Transaction Services revenue	$11,011		$10,505		$2,943		$2,739		$2,649		$2,680		$2,698

Average deposit balances
Interest-bearing	$465,720		$387,750		$502,455		$483,285		$453,768		$422,300		$425,165
Noninterest-bearing	151,111		158,019		153,665		148,275		149,642		152,885		156,785
Total average deposits	$616,831		$545,769		$656,120		$631,560		$603,410		$575,185		$581,950

Provision for credit losses	$943		$883		$243		$269		$277		$154		$190

Credit quality (4, 5)
Reservable criticized utilized exposure	$21,010		$23,574		$21,010		$22,637		$24,298		$24,446		$23,574
	5.11%	%	5.90%	%	5.11%	%	5.55%	%	5.90%	%	6.04%	%	5.90%	%

Nonperforming loans, leases and foreclosed properties	$2,620		$2,970		$2,620		$2,395		$3,114		$2,987		$2,970
	0.68%	%	0.79%	%	0.68%	%	0.62%	%	0.80%	%	0.78%	%	0.79%	%

Average loans and leases by product
U.S. commercial	$241,271		$229,824		$242,890		$244,131		$242,431		$235,518		$234,533
Non-U.S. commercial	79,249		74,551		78,363		79,811		80,672		78,141		74,632
Commercial real estate	48,474		53,437		48,313		48,256		48,397		48,939		50,452
Commercial lease financing	16,384		15,413		16,752		16,282		16,364		16,135		15,727
Other	1		2		1		2		—		—		1
Total average loans and leases	$385,379		$373,227		$386,319		$388,482		$387,864		$378,733		$375,345

Total Corporation Investment Banking fees
Advisory (2)	$1,890		$1,690		$590		$583		$333		$384		$556
Debt issuance	3,698		3,310		810		1,109		837		942		765
Equity issuance	1,259		1,354		297		362		328		272		364
Total investment banking fees including self-led deals	6,847		6,354		1,697		2,054		1,498		1,598		1,685
Self-led deals	(217)		(168)		(31)		(41)		(70)		(75)		(31)
Total Investment Banking fees	$6,630		$6,186		$1,666		$2,013		$1,428		$1,523		$1,654

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is calculated as nonperforming assets divided by loans, leases and foreclosed properties.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31				Fourth Quarter 2025		Third Quarter 2025		Second Quarter 2025		First Quarter 2025		Fourth Quarter 2024
	2025		2024
Net interest income	$5,690		$3,375		$1,750		$1,484		$1,267		$1,189		$1,026
Noninterest income:
Investment and brokerage services	2,511		2,128		628		614		642		627		555
Investment banking fees	2,837		2,655		656		834		666		681		639
Market making and similar activities	12,064		12,778		2,001		3,141		3,300		3,622		2,381
All other income	994		876		269		152		107		466		237
Total noninterest income	18,406		18,437		3,554		4,741		4,715		5,396		3,812
Total revenue, net of interest expense (1)	24,096		21,812		5,304		6,225		5,982		6,585		4,838

Provision for credit losses	71		(32)		12		9		22		28		10

Noninterest expense	15,418		13,926		3,906		3,895		3,806		3,811		3,505
Income before income taxes	8,607		7,918		1,386		2,321		2,154		2,746		1,323
Income tax expense	2,496		2,296		402		673		625		796		384
Net income	$6,111		$5,622		$984		$1,648		$1,529		$1,950		$939

Efficiency ratio	63.99%	%	63.85%	%	73.64%	%	62.58%	%	63.61%	%	57.88%	%	72.43%	%
Return on average allocated capital (2)	13		12		8		13		13		16		8

Balance Sheet
Average
Total trading-related assets	$677,963		$634,020		$666,609		$676,621		$700,413		$668,237		$620,903
Total loans and leases	181,334		140,557		197,822		190,994		176,368		159,625		152,426
Total earning assets	806,901		710,604		820,324		813,197		825,835		767,592		714,762
Total assets	1,010,898		911,657		1,026,282		1,024,300		1,022,955		969,282		918,582
Total deposits	38,074		34,120		37,875		37,588		38,040		38,809		36,958
Allocated capital (2)	49,000		45,500		49,000		49,000		49,000		49,000		45,500

Period end
Total trading-related assets	$670,949		$580,557		$670,949		$638,176		$670,649		$660,267		$580,557
Total loans and leases	202,733		157,450		202,733		196,759		187,357		166,348		157,450
Total earning assets	814,196		687,678		814,196		793,246		806,289		761,826		687,678
Total assets	1,032,858		876,548		1,032,858		997,908		1,017,594		959,477		876,548
Total deposits	40,614		38,848		40,614		36,883		38,232		38,268		38,848

Trading-related assets (average)
Trading account securities	$352,548		$324,065		$357,802		$361,610		$343,971		$346,590		$326,572
Reverse repurchases	145,925		137,052		132,317		138,908		169,064		143,605		123,473
Securities borrowed	138,791		135,108		135,904		135,615		146,889		136,800		132,334
Derivative assets	40,699		37,795		40,586		40,488		40,489		41,242		38,524
Total trading-related assets	$677,963		$634,020		$666,609		$676,621		$700,413		$668,237		$620,903

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 21.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$12,267	$11,371	$2,501	$3,092	$3,195	$3,479	$2,462
Equities	8,604	7,436	2,015	2,270	2,133	2,186	1,642
Total sales and trading revenue	$20,871	$18,807	$4,516	$5,362	$5,328	$5,665	$4,104

Sales and trading revenue, excluding net debit valuation adjustment (2,3)
Fixed-income, currencies and commodities	$12,308	$11,468	$2,517	$3,078	$3,249	$3,464	$2,480
Equities	8,598	7,452	2,016	2,270	2,130	2,182	1,643
Total sales and trading revenue, excluding net debit valuation adjustment	$20,906	$18,920	$4,533	$5,348	$5,379	$5,646	$4,123

Sales and trading revenue breakdown
Net interest income	$5,105	$2,744	$1,612	$1,340	$1,119	$1,034	$876
Commissions	2,510	2,126	628	614	642	626	554
Trading	12,062	12,776	2,001	3,140	3,299	3,622	2,381
Other	1,194	1,161	275	268	268	383	293
Total sales and trading revenue	$20,871	$18,807	$4,516	$5,362	$5,328	$5,665	$4,104

(1)    Includes Global Banking sales and trading revenue of $530 million and $677 million for the years ended December 31, 2025 and 2024, and $183 million, $172 million, $212 million, $(37) million and $182 million for the fourth, third, second and first quarters of 2025, and the fourth quarter of 2024, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses), which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(35) million and $(113) million for the years ended December 31, 2025 and 2024, and $(17) million, $14 million, $(51) million, $19 million and $(19) million for the fourth, third, second and first quarters of 2025, and the fourth quarter of 2024, respectively. FICC net DVA gains (losses) were $(41) million and $(97) million for the years ended December 31, 2025 and 2024, and $(16) million, $14 million, $(54) million, $15 million and $(18) million for the fourth, third, second and first quarters of 2025, and the fourth quarter of 2024, respectively. Equities net DVA gains (losses) were $6 million and $(16) million for the years ended December 31, 2025 and 2024, and $(1) million, $0, $3 million, $4 million and $(1) million for the fourth, third, second and first quarters of 2025, and the fourth quarter of 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024
Net interest income	$(102)	$22	$(33)	$(26)	$(21)	$(22)	$(21)
Noninterest income (loss)	(2,952)	(3,472)	(796)	(672)	(812)	(672)	(932)
Total revenue, net of interest expense	(3,054)	(3,450)	(829)	(698)	(833)	(694)	(953)

Provision for credit losses	(23)	(21)	(10)	4	(9)	(8)	(5)

Noninterest expense	575	1,688	(63)	201	147	290	262
Loss before income taxes	(3,606)	(5,117)	(756)	(903)	(971)	(976)	(1,210)
Income tax expense (benefit)	(3,296)	(3,462)	(624)	(800)	(948)	(924)	(942)
Net income (loss)	$(310)	$(1,655)	$(132)	$(103)	$(23)	$(52)	$(268)

Balance Sheet
Average
Total loans and leases	$7,639	$8,606	$7,108	$7,739	$7,702	$8,016	$8,390
Total assets (2)	329,640	369,727	294,281	328,928	349,999	345,919	365,618
Total deposits	101,423	111,177	93,678	98,338	103,500	110,389	111,717

Period end
Total loans and leases	$6,795	$8,177	$6,795	$7,422	$6,958	$7,428	$8,177
Total assets (3)	267,985	341,509	267,985	309,170	325,763	317,940	341,509
Total deposits	90,785	103,871	90,785	96,493	99,701	102,550	103,871

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $990.6 billion and $956.5 billion for the years ended December 31, 2025 and 2024, and $1.0 trillion, $994.4 billion, $981.6 billion, $976.7 billion and $976.3 billion for the fourth, third, second and first quarters of 2025, and the fourth quarter of 2024, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion, $1.0 trillion, $1.0 trillion, $1.0 trillion and $980.4 billion at December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2025	September 30 2025	December 31 2024
Consumer
Residential mortgage	$236,302	$235,429	$228,199
Home equity	26,823	26,482	25,737
Credit card	106,027	102,109	103,566
Direct/Indirect consumer (1)	114,130	111,412	107,122
Other consumer (2)	144	169	151
Total consumer loans excluding loans accounted for under the fair value option	483,426	475,601	464,775
Consumer loans accounted for under the fair value option (3)	165	165	221
Total consumer	483,591	475,766	464,996

Commercial
U.S. commercial	436,242	429,202	386,990
Non-U.S. commercial	155,045	148,707	137,518
Commercial real estate (4)	68,748	66,986	65,730
Commercial lease financing	16,241	16,282	15,708
	676,276	661,177	605,946
U.S. small business commercial	22,500	22,428	20,865
Total commercial loans excluding loans accounted for under the fair value option	698,776	683,605	626,811
Commercial loans accounted for under the fair value option (3)	3,333	6,529	4,028
Total commercial	702,109	690,134	630,839
Total loans and leases	$1,185,700	$1,165,900	$1,095,835

(1)Includes primarily auto and specialty lending loans and leases of $55.3 billion, $55.1 billion and $54.9 billion, U.S. securities-based lending loans of $55.0 billion, $52.5 billion and $48.7 billion and non-U.S. consumer loans of $3.0 billion, $3.0 billion and $2.8 billion at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $58 million, $59 million and $59 million and home equity loans of $107 million, $106 million and $162 million at December 31, 2025, September 30, 2025 and December 31, 2024, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.1 billion, $2.2 billion and $2.8 billion and non-U.S. commercial loans of $1.2 billion, $4.3 billion and $1.3 billion at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.
(4)Includes U.S. commercial real estate loans of $62.7 billion, $61.1 billion and $59.6 billion and non-U.S. commercial real estate loans of $6.0 billion, $5.9 billion and $6.1 billion at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,813	$116,678	$110,119	$1	$3,276	$5,739
Home equity	26,798	22,745	2,874	—	97	1,082
Credit card	102,992	99,408	3,585	—	—	(1)
Direct/Indirect and other consumer	112,803	55,406	57,393	—	—	4
Total consumer	478,406	294,237	173,971	1	3,373	6,824

Commercial
U.S. commercial	455,781	28,415	73,429	242,890	110,850	197
Non-U.S. commercial	152,913	1	648	78,363	73,563	338
Commercial real estate	67,312	25	8,920	48,313	10,036	18
Commercial lease financing	16,483	—	—	16,752	—	(269)
Total commercial	692,489	28,441	82,997	386,318	194,449	284
Total loans and leases	$1,170,895	$322,678	$256,968	$386,319	$197,822	$7,108

	Third Quarter 2025
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$235,301	$116,968	$109,023	$2	$3,395	$5,913
Home equity	26,413	22,404	2,783	—	101	1,125
Credit card	100,966	97,481	3,485	—	—	—
Direct/Indirect and other consumer	110,127	55,151	54,973	—	—	3
Total consumer	472,807	292,004	170,264	2	3,496	7,041

Commercial
U.S. commercial	443,274	28,271	66,143	244,131	104,599	130
Non-U.S. commercial	154,458	—	643	79,811	73,173	831
Commercial real estate	66,494	22	8,473	48,256	9,726	17
Commercial lease financing	16,002	—	—	16,282	—	(280)
Total commercial	680,228	28,293	75,259	388,480	187,498	698
Total loans and leases	$1,153,035	$320,297	$245,523	$388,482	$190,994	$7,739

	Fourth Quarter 2024
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$227,990	$114,777	$106,726	$1	$—	$6,486
Home equity	25,767	21,773	2,562	—	152	1,280
Credit card	100,938	97,448	3,490	—	—	—
Direct/Indirect and other consumer	106,379	55,316	51,061	—	—	2
Total consumer	461,074	289,314	163,839	1	152	7,768

Commercial
U.S. commercial	404,606	26,740	56,502	234,533	86,689	142
Non-U.S. commercial	132,833	—	697	74,632	56,747	757
Commercial real estate	67,064	15	7,741	50,452	8,838	18
Commercial lease financing	15,432	—	—	15,727	—	(295)
Total commercial	619,935	26,755	64,940	375,344	152,274	622
Total loans and leases	$1,081,009	$316,069	$228,779	$375,345	$152,426	$8,390

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2025	September 30 2025	December 31 2024	December 31 2025	September 30 2025	December 31 2024
Asset managers and funds	$149,178	$145,980	$118,123	$234,323	$223,876	$193,947
Finance companies	94,444	85,106	74,975	129,652	121,131	101,828
Capital goods	54,293	54,930	51,367	108,722	106,394	98,780
Real estate(5)	69,939	69,485	69,841	99,454	97,680	95,981
Healthcare equipment and services	35,417	36,812	35,964	71,944	68,106	65,819
Materials	29,094	29,167	26,797	61,872	60,707	58,128
Individuals and trusts	43,556	42,112	35,457	59,713	56,245	50,353
Retailing	25,648	27,022	24,449	55,313	55,603	53,471
Consumer services	29,757	30,481	28,391	55,291	55,297	53,054
Food, beverage and tobacco	25,561	25,087	25,763	51,016	51,328	54,370
Government and public education	33,874	32,253	32,682	50,898	51,589	48,204
Commercial services and supplies	24,680	24,662	24,409	46,058	46,191	43,451
Media	11,324	10,812	12,130	43,691	24,995	24,023
Utilities	18,670	19,390	18,186	43,554	44,483	42,107
Energy	13,199	12,553	13,857	39,122	36,055	35,510
Transportation	24,772	23,532	24,135	37,707	36,736	35,743
Software and services	15,317	14,620	11,158	32,070	32,158	27,383
Technology hardware and equipment	11,488	10,269	11,526	30,519	30,031	30,093
Global commercial banks	22,377	24,329	22,641	25,327	28,344	25,220
Vehicle dealers	19,222	19,113	18,194	24,669	24,665	23,855
Insurance	11,443	11,411	12,640	23,762	23,525	23,445
Pharmaceuticals and biotechnology	7,166	7,097	7,378	23,325	22,463	21,717
Consumer durables and apparel	9,612	9,592	8,987	23,299	21,516	21,823
Automobiles and components	8,129	7,888	8,172	17,284	17,052	16,268
Telecommunication services	6,525	7,025	8,571	15,686	15,628	18,759
Food and staples retailing	5,313	6,103	7,206	10,836	11,250	12,777
Financial markets infrastructure (clearinghouses)	6,101	6,437	4,219	8,336	8,671	6,413
Religious and social organizations	2,290	2,407	2,285	4,245	4,073	4,066
Total commercial credit exposure by industry	$808,389	$795,675	$739,503	$1,427,688	$1,375,792	$1,286,588

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $70.6 billion, $69.3 billion and $59.2 billion at December 31, 2025, September 30, 2025 and December 31, 2024, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $27.2 billion, $27.8 billion and $30.1 billion, which consists primarily of other marketable securities, at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.
(2)Total utilized and total committed exposure includes loans of $3.3 billion, $6.5 billion and $4.0 billion and issued letters of credit with a notional amount of $77 million, $87 million and $40 million accounted for under the fair value option at December 31, 2025, September 30, 2025 and December 31, 2024, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $2.3 billion, $2.2 billion and $2.2 billion at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2025		September 30 2025		June 30 2025		March 31 2025		December 31 2024
Residential mortgage	$2,008		$1,972		$2,008		$2,036		$2,052
Home equity	392		386		393		410		409
Direct/Indirect consumer	176		173		163		167		186
Total consumer	2,576		2,531		2,564		2,613		2,647
U.S. commercial	1,404		1,131		1,277		1,157		1,204
Non-U.S. commercial	80		107		102		111		8
Commercial real estate	1,596		1,470		1,964		2,145		2,068
Commercial lease financing	97		59		35		26		20
	3,177		2,767		3,378		3,439		3,300
U.S. small business commercial	51		49		39		31		28
Total commercial	3,228		2,816		3,417		3,470		3,328
Total nonperforming loans and leases	5,804		5,347		5,981		6,083		5,975
Foreclosed properties (1)	101		123		123		118		145
Total nonperforming loans, leases, and foreclosed properties (2, 3)	$5,905		$5,470		$6,104		$6,201		$6,120

Fully-insured home loans past due 30 days or more and still accruing	$450		$439		$419		$460		$488
Consumer credit card past due 30 days or more and still accruing	2,604		2,464		2,388		2,497		2,638
Other loans past due 30 days or more and still accruing	3,834		3,637		3,240		3,531		3,486
Total loans past due 30 days or more and still accruing (4, 5)	$6,888		$6,540		$6,047		$6,488		$6,612

Fully-insured home loans past due 90 days or more and still accruing	$207		$201		$196		$234		$229
Consumer credit card past due 90 days or more and still accruing	1,351		1,260		1,257		1,334		1,401
Other loans past due 90 days or more and still accruing	563		637		298		299		301
Total loans past due 90 days or more and still accruing (5)	$2,121		$2,098		$1,751		$1,867		$1,931

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.17%	%	0.16%	%	0.18%	%	0.19%	%	0.19%	%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.50		0.47		0.54		0.56		0.56
Nonperforming loans and leases/Total loans and leases (6)	0.49		0.46		0.52		0.55		0.55
Commercial reservable criticized utilized exposure (7)	$24,748		$26,332		$27,904		$27,652		$26,495
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (6)	3.37%	%	3.67%	%	3.98%	%	4.12%	%	4.01%	%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	3.36		3.62		3.88		4.35		4.16

(1)Includes repossessed assets of $34 million and $41 million for the fourth and third quarters of 2025, $35 million for both the second and first quarters of 2025 and $31 million for the fourth quarter of 2024.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $517 million, $521 million, $481 million, $583 million and $731 million at December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $9 million, $49 million, $27 million, $37 million and $84 million at December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $3.5 billion, $6.7 billion, $6.9 billion, $5.4 billion and $4.2 billion at December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$2,531	$2,564	$2,613	$2,647	$2,677
Additions	294	253	264	242	260
Reductions:
Paydowns and payoffs	(103)	(137)	(132)	(111)	(132)
Sales	—	(1)	(1)	(1)	(2)
Returns to performing status (2)	(131)	(136)	(157)	(154)	(140)
Charge-offs (3)	(10)	(5)	(13)	(5)	(7)
Transfers to foreclosed properties	(5)	(7)	(10)	(5)	(9)
Total net additions (reductions) to nonperforming loans and leases	45	(33)	(49)	(34)	(30)
Total nonperforming consumer loans and leases, end of period	2,576	2,531	2,564	2,613	2,647
Foreclosed properties (4)	90	97	94	88	89
Nonperforming consumer loans, leases and foreclosed properties, end of period	$2,666	$2,628	$2,658	$2,701	$2,736

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$2,816	$3,417	$3,470	$3,328	$2,952
Additions	883	550	1,105	644	1,239
Reductions:
Paydowns	(259)	(834)	(484)	(275)	(570)
Sales	(30)	(19)	(107)	—	(15)
Returns to performing status (6)	(5)	(12)	(219)	(9)	(28)
Charge-offs	(177)	(286)	(348)	(218)	(250)
Total net additions (reductions) to nonperforming loans and leases	412	(601)	(53)	142	376
Total nonperforming commercial loans and leases, end of period	3,228	2,816	3,417	3,470	3,328
Foreclosed properties (4)	11	26	29	30	56
Nonperforming commercial loans, leases and foreclosed properties, end of period	$3,239	$2,842	$3,446	$3,500	$3,384

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 26.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes repossessed assets of $31 million in consumer loans and $2 million in commercial loans for the fourth quarter of 2025. Includes $38 million, $33 million, $32 million and $29 million in consumer loans and $3 million, $2 million, $3 million and $2 million in commercial loans for the third, second and first quarters of 2025 and the fourth quarter of 2024.
(5)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(6)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Fourth Quarter 2025			Third Quarter 2025			Second Quarter 2025			First Quarter 2025			Fourth Quarter 2024
	Amount	Percent		Amount	Percent		Amount	Percent		Amount	Percent		Amount	Percent
Net Charge-offs
Residential mortgage	$(2)	— %	%	$(1)	— %	%	$2	— %	%	$—	— %	%	$(1)	— %	%
Home equity	(8)	(0.12)		(11)	(0.17)		(10)	(0.15)		(12)	(0.19)		(9)	(0.14)
Credit card	882	3.40		880	3.46		954	3.82		1,001	4.05		963	3.79
Direct/Indirect consumer	63	0.22		55	0.20		47	0.17		70	0.27		67	0.25
Other consumer	57	n/m		55	n/m		66	n/m		60	n/m		87	n/m
Total consumer	992	0.82		978	0.82		1,059	0.90		1,119	0.98		1,107	0.96
U.S. commercial	92	0.09		135	0.13		129	0.13		70	0.07		100	0.10
Non-U.S. commercial	24	0.06		—	—		—	—		7	0.02		19	0.06
Total commercial and industrial	116	0.08		135	0.09		129	0.09		77	0.06		119	0.09
Commercial real estate	46	0.27		120	0.72		202	1.24		123	0.75		117	0.70
Commercial lease financing	3	0.07		—	—		1	0.02		—	—		—	—
	165	0.10		255	0.16		332	0.21		200	0.13		236	0.16
U.S. small business commercial	130	2.29		134	2.41		134	2.48		133	2.57		123	2.37
Total commercial	295	0.17		389	0.23		466	0.29		333	0.22		359	0.23
Total net charge-offs	$1,287	0.44		$1,367	0.47		$1,525	0.55		$1,452	0.54		$1,466	0.54

By Business Segment and All Other
Consumer Banking	$1,133	1.39%	%	$1,122	1.39%	%	$1,200	1.51%	%	$1,262	1.62%	%	$1,246	1.57%	%
Global Wealth & Investment Management	5	0.01		8	0.01		10	0.02		9	0.02		10	0.02
Global Banking	160	0.17		250	0.26		303	0.32		187	0.20		220	0.23
Global Markets	—	—		(1)	—		25	0.06		6	0.01		2	0.01
All Other	(11)	(0.63)		(12)	(0.61)		(13)	(0.68)		(12)	(0.62)		(12)	(0.59)
Total net charge-offs	$1,287	0.44		$1,367	0.47		$1,525	0.55		$1,452	0.54		$1,466	0.54

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Year Ended December 31
	2025			2024
	Amount	Percent		Amount	Percent
Net Charge-offs
Residential mortgage	$(1)	— %	%	$—	— %	%
Home equity	(41)	(0.16)		(41)	(0.16)
Credit card	3,717	3.68		3,745	3.75
Direct/Indirect consumer	235	0.21		239	0.23
Other consumer	238	n/m		295	n/m
Total consumer	4,148	0.88		4,238	0.93
U.S. commercial	426	0.10		388	0.11
Non-U.S. commercial	31	0.02		67	0.05
Total commercial and industrial	457	0.08		455	0.09
Commercial real estate	491	0.74		864	1.24
Commercial lease financing	4	0.02		1	0.01
	952	0.15		1,320	0.23
U.S. small business commercial	531	2.44		473	2.34
Total commercial	1,483	0.22		1,793	0.30
Total net charge-offs	$5,631	0.50		$6,031	0.57

By Business Segment and All Other
Consumer Banking	$4,717	1.48%	%	$4,753	1.52%	%
Global Wealth & Investment Management	32	0.01		48	0.02
Global Banking	900	0.24		1,274	0.34
Global Markets	30	0.02		5	—
All Other	(48)	(0.64)		(49)	(0.57)
Total net charge-offs	$5,631	0.50		$6,031	0.57

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2025		September 30, 2025		December 31, 2024
	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Loans and Leases Outstanding (1)
Allowance for loan and lease losses
Residential mortgage	$294	0.12%	$321	0.14%	$264	0.12%
Home equity	122	0.46	87	0.33	29	0.11
Credit card	7,197	6.79	7,272	7.12	7,515	7.26
Direct/Indirect consumer	713	0.63	713	0.64	700	0.65
Other consumer	54	n/m	59	n/m	62	n/m
Total consumer	8,380	1.73	8,452	1.78	8,570	1.84
U.S. commercial (2)	2,967	0.65	2,896	0.64	2,637	0.65
Non-U.S. commercial	801	0.52	813	0.55	778	0.57
Commercial real estate	1,007	1.46	1,045	1.56	1,219	1.85
Commercial lease financing	48	0.29	46	0.28	36	0.23
Total commercial	4,823	0.69	4,800	0.70	4,670	0.75
Allowance for loan and lease losses	13,203	1.12	13,252	1.14	13,240	1.21
Reserve for unfunded lending commitments	1,177		1,109		1,096
Allowance for credit losses	$14,380		$14,361		$14,336

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (1)		1.12%		1.14%		1.21%
Allowance for loan and lease losses/Total nonperforming loans and leases		228		248		222
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.59		2.44		2.27

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. For fair value option amounts, see Outstanding Loans and Leases and related footnotes on page 23.
(2)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.4 billion and $1.2 billion at December 31, 2025, September 30, 2025 and December 31, 2024, respectively.
n/m = not meaningful

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business using certain non-GAAP financial measures, including pretax, pre-provision income and ratios that utilize tangible equity and tangible assets, each of which is a non-GAAP financial measure. Tangible equity represents shareholders’ equity or common shareholders’ equity reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities ("adjusted" shareholders' equity or common shareholders’ equity). Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total tangible assets (total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities). Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total tangible assets. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most directly comparable financial measures defined by GAAP for the years ended December 31, 2025 and 2024 and the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025 and December 31, 2024. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate these non-GAAP financial measures differently.

	Year Ended December 31		Fourth Quarter 2025	Third Quarter 2025	Second Quarter 2025	First Quarter 2025	Fourth Quarter 2024
	2025	2024

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$37,695	$33,223	$9,622	$10,408	$8,668	$8,997	$8,236
Provision for credit losses	5,675	5,821	1,308	1,295	1,592	1,480	1,452
Pretax, pre-provision income	$43,370	$39,044	$10,930	$11,703	$10,260	$10,477	$9,688

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$298,474	$292,467	$303,873	$300,381	$295,329	$294,187	$293,398
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,883)	(1,961)	(1,853)	(1,873)	(1,893)	(1,912)	(1,932)
Related deferred tax liabilities	841	866	827	839	846	851	859
Tangible shareholders’ equity	$228,411	$222,351	$233,826	$230,326	$225,261	$224,105	$223,304
Preferred stock	(24,039)	(26,487)	(25,992)	(25,232)	(22,573)	(22,307)	(23,493)
Tangible common shareholders’ equity	$204,372	$195,864	$207,834	$205,094	$202,688	$201,798	$199,811

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$303,243	$293,963	$303,243	$302,437	$298,021	$293,949	$293,963
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,841)	(1,919)	(1,841)	(1,860)	(1,880)	(1,899)	(1,919)
Related deferred tax liabilities	825	851	825	828	842	846	851
Tangible shareholders’ equity	$233,206	$223,874	$233,206	$232,384	$227,962	$223,875	$223,874
Preferred stock	(25,992)	(23,159)	(25,992)	(25,992)	(23,495)	(20,499)	(23,159)
Tangible common shareholders’ equity	$207,214	$200,715	$207,214	$206,392	$204,467	$203,376	$200,715

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,410,394	$3,261,299	$3,410,394	$3,403,149	$3,440,798	$3,349,039	$3,261,299
Goodwill	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)	(69,021)
Intangible assets (excluding mortgage servicing rights)	(1,841)	(1,919)	(1,841)	(1,860)	(1,880)	(1,899)	(1,919)
Related deferred tax liabilities	825	851	825	828	842	846	851
Tangible assets	$3,340,357	$3,191,210	$3,340,357	$3,333,096	$3,370,739	$3,278,965	$3,191,210

Book value per share of common stock
Common shareholders’ equity	$277,251	$270,804	$277,251	$276,445	$274,526	$273,450	$270,804
Ending common shares issued and outstanding	7,212.5	7,610.9	7,212.5	7,329.4	7,436.7	7,560.1	7,610.9
Book value per share of common stock	$38.44	$35.58	$38.44	$37.72	$36.92	$36.17	$35.58

Tangible book value per share of common stock
Tangible common shareholders’ equity	$207,214	$200,715	$207,214	$206,392	$204,467	$203,376	$200,715
Ending common shares issued and outstanding	7,212.5	7,610.9	7,212.5	7,329.4	7,436.7	7,560.1	7,610.9
Tangible book value per share of common stock	$28.73	$26.37	$28.73	$28.16	$27.49	$26.90	$26.37

Current-period information is preliminary and based on company data available at the time of the presentation.	31